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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2001



                          COMPUTER SCIENCES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                NEVADA                   1-4850            95-2043126
     (State or Other Jurisdiction     (Commission         (IRS Employer
           of Incorporation)          File Number)      Identification No.)


                             2100 East Grand Avenue
                          El Segundo, California, 90245
          (Address of Principal Executive Offices, Including Zip Code)


                                 (310) 615-0311
              (Registrant's Telephone Number, Including Area Code)


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On December 22, 2000, Computer Sciences Corporation (the "Company") filed a Registration Statement on Form S-3 (No. 333-52710) relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $1 billion of debt securities, preferred stock and common stock of the Company. The Registration Statement was amended by Amendment No. 1 filed on February 6, 2001 and was declared effective on February 9, 2001.

         The Company has entered into an Indenture dated as of February 26, 2001 between the Company and Citibank, N.A., as trustee (the "Trustee"), pursuant to which the Company intends to issue debt securities registered pursuant to the Registration Statement.

         In order to provide for the eligibility of the Trustee under the Trust Indenture Act of 1939, the Trustee has executed a Statement of Eligibility (a copy of such Statement of Eligibility and the exhibit thereto is attached hereto as Exhibit 25).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.        Description
         -----------        ----------------------------------------------------
         25                 Statement of Eligibility of Trustee on Form T-1.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPUTER SCIENCES CORPORATION

                                       By: /s/ LEON J. LEVEL
                                           -----------------------------------
Date:  May 24, 2001                        Leon J. Level
                                           Vice President and Chief Financial
                                           Officer













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                                  EXHIBIT INDEX

Exhibit No.           Description
----------            ----------------------------------------------------------
25                    Statement of Eligibility of Trustee on Form T-1.










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